EXHIBIT 10.1 Execution Version US-DOCS\151619295.4 SECOND LIMITED WAIVER TO LOAN AGREEMENT AND GUARANTY THIS SECOND LIMITED WAIVER TO LOAN AGREEMENT AND GUARANTY (this “Waiver”) is entered into effective as of June 24, 2024 (the “Effective Date”) among ADC THERAPEUTICS SA, a company formed under the laws of Switzerland (the “Borrower”), each of the Borrower’s Subsidiaries party hereto, the Lenders party hereto and BLUE OWL OPPORTUNISTIC MASTER FUND I, L.P. (formerly known as Owl Rock Opportunistic Master Fund I, L.P.), a New York limited partnership, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”). WITNESSETH: WHEREAS, the Borrower, each of the Borrower’s Subsidiaries party thereto from time to time, the Agent and the Lenders party thereto from time to time are parties to that certain Loan Agreement and Guaranty, dated as of August 15, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement shall have the meanings given such terms in the Loan Agreement); WHEREAS, the Agent and the Lenders allege as follows: certain Defaults and/or Events of Default have occurred and are continuing under the Loan Agreement as a result of a breach the requirements of (i) the definition of “Excluded Subsidiary” of the Loan Agreement with respect to the Borrower’s failure to notify Agent with respect to the dissolution of ADC NL, (ii) Section 7.13(b) of the Loan Agreement with respect to the Borrower’s failure to join ADC NL to the applicable Loan Documents and provide such other documents required therefor within the time period specified therefor in such Section, (iii) Section 7.15 of the Loan Agreement with respect to the Borrower’s failure to notify the Agent promptly of the Defaults described in forgoing clauses (i) and (ii) and (iv) any Events of Default solely arising from the existence of the Defaults and/or Events of Default described in the foregoing (clauses (i), (ii), (iii) and (iv) collectively, the “Specified Defaults”); WHEREAS, the Loan Parties have requested that the Agent and the Lenders agree to waive the Specified Defaults; NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: SECTION 1. Limited Waiver. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements of the Loan Parties contained in this Waiver, the Agent and the Lenders party hereto hereby agree to (x) waive the Specified Defaults and (y) waive the accrual of interest at the Default Rate as a result of the Specified Defaults. Nothing contained in this Section 1 or otherwise in this Waiver is, or shall be deemed to be: (i) a consent to, or waiver of, any other action or inaction of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or a departure from any provision of the Loan Agreement or any other Loan Document, or which constitutes (or would constitute) a Default or Event of Default (other than the Specified

2 US-DOCS\151619295.4 Defaults), (ii) except as set forth in this Section 1, constitute a waiver of any right or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document (all such rights and remedies being expressly reserved by the Agent and the Lenders); or (iii) establish a custom or course of dealing or conduct between the Agent or any Lender, on the one hand, and the Loan Parties on the other hand. SECTION 2. Conditions Precedent. The effectiveness of this Waiver is subject to satisfaction of each of the following conditions precedent: 2.1 Executed Waiver. Agent shall have received counterparts of this Waiver duly executed by the Borrower, the other Loan Parties and each of the Lenders. 2.2 Absence of Defaults. No Default or Event of Default, other than the Specified Defaults, shall have occurred and be continuing immediately prior to giving effect to this Waiver, and no Default or Event of Default shall have occurred and be continuing immediately after giving effect to this Waiver. 2.3 Representations and Warranties. The representations and warranties set forth in Section 2 of this Waiver shall be true and correct; and 2.4 Fees and Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, costs and expenses due and payable to the Agent and each Lender and reimbursement of Agent’s and each Lender’s current expenses reimbursable pursuant to Section 11.12 of the Loan Agreement, including all reasonable and documented out-of-pocket expenses of the Agent and the Lenders incurred in connection with this Waiver (including the Agent’s and the Lenders’ legal fees and expenses reimbursable pursuant to Section 11.12 of the Loan Agreement). SECTION 3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Waiver, each of the Borrower and the other Loan Parties hereby represent and warrants to the Agent and the Lenders that: 3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of the Loan Parties set forth in Section 5 of the Loan Agreement (except that the date “December 31, 2021” in Section 5.4 shall be deemed to be “December 31, 2023”) and in the other Loan Documents are true and correct in all material respects (or, if such representation or warranty is already qualified as to materiality or Material Adverse Effect, in all respects) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; provided that the applicable representation and warranties set forth in Section 5 of the Loan Agreement shall be qualified so as to exclude each of the relevant matters disclosed to the Agent and Lenders party hereto prior to the Effective Date. 3.2 No Conflicts. Each Loan Party’s execution, delivery and performance of this Waiver (i) have been duly authorized by all necessary corporate action of such Loan Party, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by the Loan Agreement and the other Loan Documents, (iii) do not violate any provisions of such Loan Party’s constitutional documents, trust deeds, or other Organizational Documents (as applicable), bylaws or other equivalent governing document, or any law,

3 US-DOCS\151619295.4 regulation, order, injunction, judgment, decree or writ to which such Loan Party is subject, and (iv) do not violate any material contract or agreement, including any Material Agreements, or require any material consent or approval of any other Person which has not already been obtained. The individual or individuals executing this Waiver are duly authorized to do so. 3.3 Enforceability. This Waiver constitute a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as the enforcement hereof may be limited by insolvency, bankruptcy, reorganization, moratorium or other similar applicable laws affecting creditors rights generally or by general equitable principles (whether considered in a proceeding in equity or at law). SECTION 4. Miscellaneous. 4.1 Confirmation and Effect. The provisions of the Loan Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this Waiver, and, except as expressly set forth herein, this Waiver shall not constitute a waiver of any provision of the Loan Agreement or any other Loan Document. 4.2 Parties in Interest. All of the terms and provisions of this Waiver shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. 4.3 Counterparts; Electronic Execution. This Waiver may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Waiver and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and/or any other similar, applicable laws of the jurisdiction of formation, organization or incorporation, as applicable, of any Loan Party. 4.4 Entire Agreement. This Waiver and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof. EACH LOAN PARTY ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS WAIVER AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT

4 US-DOCS\151619295.4 TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS WAIVER AND THE OTHER LOAN DOCUMENTS. 4.5 Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver. 4.6 Loan Document. The parties hereto acknowledge and agree that this Waiver is a Loan Document. 4.7 Governing Law; Consent to Jurisdiction and Venue; Mutual Waiver of Jury Trial. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. Sections 11.10 and 11.11 of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Waiver mutatis mutandis. 4.8 Confidential Information. Agent and the Lenders party hereto acknowledge that this Waiver shall constitute “Confidential Information” for the purposes of the Loan Agreement. [Signature Pages Follow]

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers on the date and year first above written. Name:Title: GUARANTORS:ADC THERAPEUTICS (UK) LIMITEDBy: /s/ Patrick Van BerkelName: Patrick Van Berkel Title: Director ADC THERAPEUTICS AMERICA, INC.By: /s/Ameet MallikName: Ameet Mallik Title: President and Chairman of the Board BORROWER:ADC THERAPEUTICS SA By: /s/ Ameet Mallik Ameet Mallik Chief Executive Officer

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] AGENT: BLUE OWL OPPORTUNISTIC MASTER FUND I, L.P. By: Blue Owl Opportunistic GP, LLC its General Partner By: /s/ Meenal Mehta Name: Meenal Mehta Title: Authorized Signatory

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] LENDERS: OR OPPORTUNISTIC DL (C), L.P. By: OR Opportunistic DL (C) GP, LLC its General Partner By: Owl Rock Capital Group LLC its Sole Member By: /s/ Meenal Mehta Name: Meenal Mehta Title: Authorized Signatory BLUE OWL OPPORTUNISTIC MASTER FUND I, L.P. By: Blue Owl Opportunistic GP, LLC its General Partner By: /s/ Meenal Mehta Name: Meenal Mehta Title: Authorized Signatory

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE SPECIALTY LENDING CORPORATION By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE AZ STRATEGIC LENDING FUND, L.P. By: Oaktree AZ Strategic Lending Fund GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Authorized Signatory By: /s/ Mary Gallegly Name: Mary Gallegly Title: Authorized Signatory

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE STRATEGIC CREDIT FUND By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE DIVERSIFIED INCOME FUND, INC. By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE LSL HOLDINGS EURRC S.À R.L., a private limited liability company (société à responsabilité limitée) governed by the laws of the Grand Duchy of Luxembourg, having its registered office at 26A, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B263341. Flora VERRECCHIA By: /s/ Martin Eckel /s/ Flora Verrecchia Name: Martin Eckel Title:Manager Manager

[Signature Page to Second Limited Waiver to Loan Agreement and Guaranty] OAKTREE LSL FUND HOLDINGS EURRC S.à r.l. 26A, boulevard Royal L-2449 Luxembourg R.C.S Number: B269245 By: /s/ Martin Eckel Name: Martin Eckel Title: Manager By: /s/ Flora Verrecchia Name: Flora VERRECCHIA Title: Manager